SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 24, 2003

Catalina Lighting, Inc.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-49881 (Commission File Number)	59-1548266 (IRS Employer Identification No.)

18191 N.W. 68th Avenue Miami, Florida (Address of principal executive offices)	33015 (Zip code)

Registrant’s telephone number, including area code:   (305) 558-4777

Item 7.            Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

99.1	Press Release of the registrant, dated March 24, 2003.

Item 9.            Regulation FD Disclosure.

On March 21, 2003, Catalina Lighting, Inc., a Florida corporation (the “Company”), issued a press release revising the sales guidance it had communicated in December 2002 for its fiscal year ending September 30, 2003. A copy of such press release is filed herewith as Exhibit 99.1.

The information in this report and the exhibit hereto is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this report and the exhibits will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. By including any information in this report, the Company does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALINA LIGHTING, INC.
Date: March 24, 2003	By:	/s/ STEPHEN G. MARBLE

Stephen G. Marble Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the registrant, dated March 24, 2003.